Exhibit 99.1

Shareholder’s Agreement Signature Pages

(See attached.)

ACKNOWLEDGMENT AND COUNTERPART SIGNATURE PAGE

TO THE HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

May 1, 2019

WHEREAS, as contemplated by that certain Haverty Furniture Companies, Inc. Class A Shareholders Agreement dated June 5, 2012, as amended from time to time (the “Shareholders Agreement”), to transfer Class A Stock to a Permitted Transferee, the Permitted Transferee must execute a counterpart signature page to the Shareholders Agreement agreeing to be bound by all of the terms and conditions of the Shareholders Agreement as a Shareholder thereunder;

WHEREAS, the undersigned has read the Shareholders Agreement and reviewed the same with the undersigned’s legal and financial advisors to the extent necessary to fully understand the legal consequences of executing this agreement and becoming a party to the Shareholders Agreement; and

WHEREAS, any terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the foregoing premises, the transfer of the Class A Stock, and of the mutual agreements and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees to comply with and be bound by the terms and conditions of the Shareholders Agreement as if the undersigned were an original party and signatory thereto and agrees that this agreement may be appended to the Shareholders Agreement and will constitute the undersigned’s counterpart signature page to the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this agreement as of the day and year first set forth above.

H5-MHG

By:	/s/ Margaret Haverty Glover
Name:	Margaret Haverty Glover
Title:	Manager

Number of Class A shares subject to the Class A Shareholders Agreement: 37,746

ACKNOWLEDGMENT AND COUNTERPART SIGNATURE PAGE

TO THE HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

May 1, 2019

WHEREAS, as contemplated by that certain Haverty Furniture Companies, Inc. Class A Shareholders Agreement dated June 5, 2012, as amended from time to time (the “Shareholders Agreement”), to transfer Class A Stock to a Permitted Transferee, the Permitted Transferee must execute a counterpart signature page to the Shareholders Agreement agreeing to be bound by all of the terms and conditions of the Shareholders Agreement as a Shareholder thereunder;

WHEREAS, the undersigned has read the Shareholders Agreement and reviewed the same with the undersigned’s legal and financial advisors to the extent necessary to fully understand the legal consequences of executing this agreement and becoming a party to the Shareholders Agreement; and

WHEREAS, any terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the foregoing premises, the transfer of the Class A Stock, and of the mutual agreements and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees to comply with and be bound by the terms and conditions of the Shareholders Agreement as if the undersigned were an original party and signatory thereto and agrees that this agreement may be appended to the Shareholders Agreement and will constitute the undersigned’s counterpart signature page to the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this agreement as of the day and year first set forth above.

H5-JMH

By:	/s/ Jane Middleton Haverty
Name:	Jane Middleton Haverty
Title:	Manager

Number of Class A shares subject to the Class A Shareholders Agreement: 25,622

ACKNOWLEDGMENT AND COUNTERPART SIGNATURE PAGE

TO THE HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

May 1, 2019

WHEREAS, as contemplated by that certain Haverty Furniture Companies, Inc. Class A Shareholders Agreement dated June 5, 2012, as amended from time to time (the “Shareholders Agreement”), to transfer Class A Stock to a Permitted Transferee, the Permitted Transferee must execute a counterpart signature page to the Shareholders Agreement agreeing to be bound by all of the terms and conditions of the Shareholders Agreement as a Shareholder thereunder;

WHEREAS, the undersigned has read the Shareholders Agreement and reviewed the same with the undersigned’s legal and financial advisors to the extent necessary to fully understand the legal consequences of executing this agreement and becoming a party to the Shareholders Agreement; and

WHEREAS, any terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the foregoing premises, the transfer of the Class A Stock, and of the mutual agreements and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees to comply with and be bound by the terms and conditions of the Shareholders Agreement as if the undersigned were an original party and signatory thereto and agrees that this agreement may be appended to the Shareholders Agreement and will constitute the undersigned’s counterpart signature page to the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this agreement as of the day and year first set forth above.

H5-JRH

By:	/s/ J. Rawson Haverty, Jr.
Name:	J. Rawson Haverty, Jr.
Title:	Chief Executive Officer

Number of Class A shares subject to the Class A Shareholders Agreement: 90,140

ACKNOWLEDGMENT AND COUNTERPART SIGNATURE PAGE

TO THE HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

May 1, 2019

WHEREAS, as contemplated by that certain Haverty Furniture Companies, Inc. Class A Shareholders Agreement dated June 5, 2012, as amended from time to time (the “Shareholders Agreement”), to transfer Class A Stock to a Permitted Transferee, the Permitted Transferee must execute a counterpart signature page to the Shareholders Agreement agreeing to be bound by all of the terms and conditions of the Shareholders Agreement as a Shareholder thereunder;

WHEREAS, the undersigned has read the Shareholders Agreement and reviewed the same with the undersigned’s legal and financial advisors to the extent necessary to fully understand the legal consequences of executing this agreement and becoming a party to the Shareholders Agreement; and

WHEREAS, any terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the foregoing premises, the transfer of the Class A Stock, and of the mutual agreements and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees to comply with and be bound by the terms and conditions of the Shareholders Agreement as if the undersigned were an original party and signatory thereto and agrees that this agreement may be appended to the Shareholders Agreement and will constitute the undersigned’s counterpart signature page to the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this agreement as of the day and year first set forth above.

H5-MEH

By:	/s/ Mary Elizabeth Haverty
Name:	Mary Elizabeth Haverty
Title:	Chief Executive Officer

Number of Class A shares subject to the Class A Shareholders Agreement: 23,088

ACKNOWLEDGMENT AND COUNTERPART SIGNATURE PAGE

TO THE HAVERTY FURNITURE COMPANIES, INC.

CLASS A SHAREHOLDERS AGREEMENT

May 1, 2019

WHEREAS, as contemplated by that certain Haverty Furniture Companies, Inc. Class A Shareholders Agreement dated June 5, 2012, as amended from time to time (the “Shareholders Agreement”), to transfer Class A Stock to a Permitted Transferee, the Permitted Transferee must execute a counterpart signature page to the Shareholders Agreement agreeing to be bound by all of the terms and conditions of the Shareholders Agreement as a Shareholder thereunder;

WHEREAS, the undersigned has read the Shareholders Agreement and reviewed the same with the undersigned’s legal and financial advisors to the extent necessary to fully understand the legal consequences of executing this agreement and becoming a party to the Shareholders Agreement; and

WHEREAS, any terms used but not defined herein shall have the meanings ascribed to them in the Shareholders Agreement.

NOW, THEREFORE, BE IT RESOLVED, in consideration of the foregoing premises, the transfer of the Class A Stock, and of the mutual agreements and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned, intending to be legally bound, hereby agrees to comply with and be bound by the terms and conditions of the Shareholders Agreement as if the undersigned were an original party and signatory thereto and agrees that this agreement may be appended to the Shareholders Agreement and will constitute the undersigned’s counterpart signature page to the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this agreement as of the day and year first set forth above.

H5-BMH

By:	/s/ Ben M. Haverty
Name:	Ben M. Haverty
Title:	Chief Executive Officer

Number of Class A shares subject to the Class A Shareholders Agreement: 41,481